Fees Summary	Feb. 02, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	309,403.99
Total Transaction Valuation	2,240,434,421.18
Total Offset Amount	0.00
Net Fee	$ 309,403.99